UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of The Securities

     Exchange Act of 1934 Date of Report (Date of earliest event reported):
                                February 7, 2006

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

            4916 Point Fosdick Drive, Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

                         Reality Wireless Networks, Inc.


Section 1 - Registrant's Business and Operations

      Item 1.01 Entry into a Material Definitive Agreement.

      (See Item 3.02 of this Form 8-K.)

Section 3 - Securities and Trading Markets

      Item 3.02 Unregistered Sales of Equity Securities.

On February 3, 2006 Reality Wireless Networks, Inc. (the "Company") sold 1,050,000 shares of newly designated Series B Preferred Stock. (See Item 3.03 Changes in Rights of Security Holders of this Form 8-K.)

Registrant sold the Series B Preferred Stock pursuant to a Subscription Agreement in reliance on Section 4(2) and Rule 506 of 1933 Securities Act. The Series B Preferred Stock was purchased by Steve Careaga on the same date in exchange for services rendered to the Company as President and CEO of the Company since Mr. Careaga's appointment to in February 2004 through the date of the Subscription Agreement.

      Item 3.03 Material Modification to Rights of Security Holders.

On February 1, 2006 the Board of Directors of Registrant passed a resolution designating 1,050,000 shares of preferred stock authorized as Series B Preferred Stock. Pursuant to the Designation Certificate, The Series B Preferred Stock will have no preferences as to standing in the event of liquidation and has no stated dividend rate or dividend preference. The newly designated Series B Preferred Stock has voting right equal to the equivalent of 500 shares of common stock for each 1 share of Series B preferred held, limited to the specific purpose of voting on a 500 to 1 reverse stock split of the currently issued and outstanding common stock, but not the total authorized common capital stock, of the Company, on a change in the entity name of the Corporation to "Recab International, Inc.", on change in the number of Directors of the Board of the Company, and on approval of the conditional distribution of assets or dividends to the shareholders. Thereafter, the Series B Preferred will have the same voting rights as the common stock of 1 vote for 1 share held and shall have rights to convert to common stock on a 1 to 500 basis.

The creation and issuance of the Series B Preferred Stock affects the rights and powers of the Registrant's common stock holders in at least two ways. The common stockholders voting power on the matter of whether the Company should reverse split the common stock outstanding has been reduced to approximately (48) percent of all shares entitled to vote on the issue thus assuring that the common stock reverse split will be approved, and; the relative percentage of the capital stock of the company represented by the class of common stock issued and outstanding is diminished and will, if new equity securities are issued after giving effect to the reverse split, be reduced substantially. As of the effective date of the reverse split, however, the relative holdings of all equity securities holders will remain the same as before the reverse split.

      Item 8.01 Other Events.

The intent by Company's Board of Directors to reverse split the issued and outstanding common stock of Registrant has been made public but no record date and effective date has been set for such reverse split.

      Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.


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EXHIBIT NUMBER  DESCRIPTION                      LOCATION
--------------------------------------------------------------------------------
       3.6      Designation of Series B          Filed Herewith
                Convertible Preferred Stock
--------------------------------------------------------------------------------

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       4.35     Subscription Agreement re        Filed Herewith
                Series B Convertible
                Preferred Stock
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         REALITY WIRELESS NETWORKS, INC.

                                  (Registrant)

Date:  February 7, 2006

/s/ Steve Careaga
--------------------------------------
Steve Careaga, Chief Executive Officer